UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2006

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ACACIA RESEARCH CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26068 (Commission File Number)	95-4405754 (I.R.S. Employer Identification No.)

500 Newport Center Drive,
Newport Beach, California 92660
(Address of Principal Executive Offices) (Zip Code)

(949) 480-8300
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On June 19, 2006, Acacia Research Corporation and Cornell Capital Partners LP amended the Standby Equity Distribution Agreement, effective June 14, 2006. The parties amended the maximum number of shares to be issued under the Agreement from 13,368,674 shares to 13,024,924 shares.

The foregoing description of the amendment of the Standby Equity Distribution Agreement is qualified in its entirety by reference to the Amendment to Standby Equity Distribution Agreement attached hereto as Exhibit 10.1 to this Report on Form 8-K and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amendment to Standby Equity Distribution Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: June 22, 2006	By:	/s/ Paul R. Ryan

Name: Paul R. Ryan Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

10.1	Amendment to Standby Equity Distribution Agreement